Exhibit 99.1

Citibank Basic materials Conference November 29, 2016 Owens-Illinois, inc.

Safe harbor comments 2 Regulation G Management believes that its presentation and use of certain non-GAAP financial measures, including adjusted EPS and free cash flow, provide relevant and useful information, which is widely used by analysts, investors and competitors in the industry, as well as by management in assessing both consolidated and business unit performance. The information presented regarding adjusted EPS relates to net earnings from continuing operations attributable to the Company, exclusive of items management considers not representative of ongoing operations because such items are not reflective of the normal earnings of the business, divided by weighted average shares outstanding (diluted). In addition, the Company also presents adjusted EPS on a constant currency basis adjusting the currency translation effect on prior year earnings to allow management to evaluate the Company’s operations without the external impact of currency translation. Management has included adjusted EPS to assist in understanding the comparability of results of ongoing operations. Further, the information presented regarding free cash flow relates to cash provided by continuing operating activities less capital spending and management has included free cash flow to assist in understanding the comparability of cash flows. Management uses non-GAAP information principally for internal reporting, forecasting, budgeting and calculating compensation payments. Management believes that the non-GAAP presentation allows the board of directors, management, investors and analysts to better understand the Company’s financial performance in relation to core operating results and the business outlook. Forward Looking Statements This document contains "forward-looking" statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Section 27A of the Securities Act of 1933. Forward-looking statements reflect the Company's current expectations and projections about future events at the time, and thus involve uncertainty and risk. The words “believe,” “expect,” “anticipate,” “will,” “could,” “would,” “should,” “may,” “plan,” “estimate,” “intend,” “predict,” “potential,” “continue,” and the negatives of these words and other similar expressions generally identify forward-looking statements. It is possible the Company's future financial performance may differ from expectations due to a variety of factors including, but not limited to the following: (1) the Company’s ability to integrate the Vitro Business in a timely and cost effective manner, to maintain on existing terms the permits, licenses and other approvals required for the Vitro Business to operate as currently operated, and to realize the expected synergies from the Vitro Acquisition, (2) risks related to the impact of integration of the Vitro Acquisition on earnings and cash flow, (3) risks associated with the significant transaction costs and additional indebtedness that the Company incurred in financing the Vitro Acquisition, (4) the Company’s ability to realize expected growth opportunities and cost savings from the Vitro Acquisition, (5) foreign currency fluctuations relative to the U.S. dollar, specifically the Euro, Brazilian real, Mexican peso, Colombian peso and Australian dollar, (6) changes in capital availability or cost, including interest rate fluctuations and the ability of the Company to refinance debt at favorable terms, (7) the general political, economic and competitive conditions in markets and countries where the Company has operations, including uncertainties related to economic and social conditions, disruptions in capital markets, disruptions in the supply chain, competitive pricing pressures, inflation or deflation, and changes in tax rates and laws, (8) impacts from the United Kingdom’s referendum of withdrawal from the European Union on foreign currency exchange rates and the Company’s business, (9) consumer preferences for alternative forms of packaging, (10) cost and availability of raw materials, labor, energy and transportation, (11) the Company’s ability to manage its cost structure, including its success in implementing restructuring plans and achieving cost savings, (12) consolidation among competitors and customers, (13) the Company’s ability to acquire businesses and expand plants, integrate operations of acquired businesses and achieve expected synergies, (14) unanticipated expenditures with respect to environmental, safety and health laws, (15) the Company’s ability to further develop its sales, marketing and product development capabilities, (16) the timing and occurrence of events which are beyond the control of the Company, including any expropriation of the Company’s operations, floods and other natural disasters, events related to asbestos-related claims, (17) the Company’s ability to accurately estimate its total asbestos-related liability, and (18) the Company’s ability to successfully remediate the material weakness in its internal control over financial reporting, and the other risk factors discussed in the Company’s Amendment No. 1 to the Annual Report on Form 10-K/A for the year ended December 31, 2015 and any subsequently filed Quarterly Report on Form 10-Q. It is not possible to foresee or identify all such factors. Any forward-looking statements in this document are based on certain assumptions and analyses made by the Company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances. Forward-looking statements are not a guarantee of future performance and actual results or developments may differ materially from expectations. While the Company continually reviews trends and uncertainties affecting the Company's results of operations and financial condition, the Company does not assume any obligation to update or supplement any particular forward-looking statements contained in this document. The Company routinely posts important information on its website – www.o-i.com/investors.

Largest glass container producer with leading positions in key global markets 3 #1 position in North America MATURE MARKETS #1 position in Australia and N. Zealand #1 position in Europe #1 position in Latin America EMERGING MARKETS Foothold in China Leading position within Southeast Asia

O-I: Strong franchise in growing markets 4 Trusted by the world’s leading and emerging brands Source: Euromonitor Globally, O-I markets are growing at ~1% per annum 1% 1% 3% 5% NA EU LA AP Food & Beverage Markets 2017 – 2019 CAGR

Why O-I? 5 Investment thesis Global leader in glass packaging Well positioned to modestly grow volume Secular trends support glass growth Select opportunities for smarter growth Comprehensive strategic plan Positioned to increase adjusted EPS1 and free cash flow to deleverage balance sheet and drive long-term value Strategic plan Establish revenue and operational stability Improve commercial and end-to-end supply chain performance Develop new business Integrate and maximize the value of our recent acquisition Create breakthroughs in processes, products and services Optimize organization and develop talent 1 Adjusted EPS excludes items management does not consider representative of ongoing operations.

End market demand trends for glass packaging 6 NORTH AMERICA EUROPE Well balanced supply and demand Very dynamic marketplace in beer; strength in premium and imports Supply/demand dynamics essentially unchanged Solid export trends, given FX rate Continuing, but less intense, price dynamics LATIN AMERICA Attractive growth trends in Mexico General economic slowdown in Brazil One-way glass is fastest growing package in Brazil ASIA PACIFIC Modest growth in Oceania Profitable growth in emerging markets

7 On track to deliver incremental segment operating profit of ~$50M to ~$70M in 2016 Improved year-on-year manufacturing efficiencies at 60% of plants Increased asset stability through reduced unscheduled downtime Improved quality and decreased waste Established global supply chain team executing its action plan Evolving Key Account Management Using cross-functional teams and better alignment of internal processes to meet customer needs Solid progress on strategic initiatives

8 Acquired food & beverage business Strong business performance continues Solid gains from new furnace in Monterrey On track to deliver first year synergies with productivity and cost savings Joint Venture with Constellation Brands, Inc. Successful partnership generating stronger-than-projected operating results Exposure to fast growing U.S. beer imports Manufacturing productivity on the rise Second furnace now fully operational Modestly earnings accretive expected in 2H16 Strong gains from investments in Mexico

Full year 2016 outlook

Key recent developments

- Broad USD strengthening since U.S. presidential election
- Modest pressure on sales volumes offset by cost savings and tax

Adj. EPS[1] guidance: $2.27 - $2.32

- Likely in lower half of range, given incremental $0.02-$0.03 FX headwind in Nov and Dec

Free Cash Flow[2] guidance: ~$300M

- Incremental FX headwind in seasonally-high cash generating 4Q

Continued progress on deleveraging: ~3.8x expected at year-end 2016

- Net debt projected to be down more than $200M in 2016

	2016 Target	Status	Full Year Outlook
Organic volume growth	~ 1%	●	▪ Overall organic volume growth projected to be ~1% for full year ▪ In mature markets, volume growth expected to be >1% ▪ In emerging markets, lower sales due to macro weakness and investments in assets
Segment operating profit margin expansion	+100 bps	●	▪ Margin expansion of 120 bps through 3Q16, with gains in all regions except Asia Pacific (geographic sales mix; planned rebuilds)

9

[1] See table entitled Reconciliation to expected adjusted earnings - FY16 Forecast in the appendix of this presentation.
[2] See table entitled Reconciliation to free cash flow in the appendix of this presentation.

Continuing to manage pension liabilities 10 1 Related to the “amortization of actuarial loss” component of pension expense, which is included in GAAP EPS and adjusted EPS.. Sustained non cash pension expense reduces EPS by ~ $0.401 Actively managing pension liabilities Term-vested buyouts Annuities Conversion from defined benefit to defined contribution plans De-risking efforts reducing our sensitivity to changes in discount rates Today, a 50 bps change in discount rates impacts the bottom line by approximately $8M Several years ago, the change would have been approximately $20M $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 Adj EPS (midpt of guidance range) Adj EPS, excl. "amortization of actuarial loss" Pension Accounting Impacts Annual EPS

Continuing progress on asbestos-related liability 11 1 Asbestos liability amounts are based on the Company’s Form 10-K/A for the year ended Dec. 31, 2015. The Company’s ultimate asbestos-related liability cannot be estimated with certainty. As part of its future comprehensive annual reviews, the Company will estimate its total asbestos-related liability and such reviews may result in adjustments to the liability accrued at the time of the review. 2 Asbestos payments are included in Cash provided by continuing operating activities and free cash flow. See table entitled Reconciliation to free cash flow in the appendix of this presentation. $130M estimated asbestos payments in 20162 Payments reduce the total estimated asbestos-related liability Total Asbestos-Related Liability1 ($ millions) ($ millions) $0 $100 $200 $300 $400 $500 2016 FCF Fcst 2016 FCF Fcst, excl. asbestos payments Asbestos Payments Impact Annual FCF 1,187 1,041 939 817 $0 $300 $600 $900 $1,200 2012 2013 2014 2015

2016 management priorities 12 Establish and maintain revenue and operational stability Improve commercial and end-to-end supply chain performance Maximize the value of the food and beverage acquisition in Mexico Leverage an enterprise approach and ensure accountability Strategic Improve margins and earnings Generate strong cash flows in local currencies ~$300M free cash flow at current exchange rates1 Deleverage the balance sheet Financial Exercise a balanced approach to volume and price Improve operational performance through asset stability, quality, higher productivity, improved flexibility and lower inventories Continue to reduce structural costs Operational 1 Assumes October 31, 2016 exchange rates continue for remainder of the year. See the table entitled Reconciliation to free cash flow in the appendix of this presentation.

13 Appendix

Reconciliation to expected adjusted earnings - FY16 Forecast 14 Unaudited Low End of Guidance Range High End of Guidance Range 359 $ to 367 $ Items management considers not representative of ongoing operations: (a) Restructuring, asset impairment and related charges (b) 19 19 (7) (7) Net benefit for income tax on items above (b) (4) (4) Net impact of noncontrolling interests on items above (b) 2 2 Total adjusting items 10 $ 10 $ Adjusted earnings 369 $ to 377 $ 162,500 162,500 Earnings per share from continuing operations (diluted) 2.21 $ to 2.26 $ Adjusted earnings per share 2.27 $ to 2.32 $ (a) (b) Includes management decisions through the third quarter of 2016. Further actions may be taken in 2016. (Dollars in millions, except per share amounts) Forecast for Year Ended December 31, 2016 Earnings from continuing operations attributable to the Company Gain related to cash received from the Chinese government as compensation for land in China that the Company was required to return to the government (b) Diluted average shares (thousands) The items management considers not representative of ongoing operations does not include an adjustment for asbestos-related costs. The adjustment for asbestos-related costs, if any, will not be determined until the company completes its annual comprehensive legal review in the fourth quarter.

Reconciliation to free cash flow 15 Note: Management defines free cash flow as cash provided by continuing operating activities less additions to property, plant and equipment from continuing operations (both as determined in accordance with GAAP). $ Millions 2016 Fcst Cash flows Cash provided by continuing operating activities ~ $ 750 Cash utilized in investing activities $ (a) Cash provided by financing activities $ (a) Free cash flow Cash provided by continuing operating activities ~ $ 750 Additions to property, plant and equipment ~ (450) Free cash flow ~ $ 300 (a) Management is not able to estimate this amount.

Impact from currency rates 16 Approx. translation impact on EPS from 10% FX change Euro $0.10 Mexican peso $0.07 Brazilian real $0.05 Colombian peso $0.03 Australian dollar $0.05